BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
September 1, 2004

This Notice of Articles was issued by the Registrar on: September 1, 2004 11:03 AM Pacific Time

Incorporation Number: **BC0703257**

Recognition Date and Time: September 1, 2004 11:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

MILL CITY GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
595 HOWE STREET, 10TH FLOOR
VANCOUVER BC V6C 2T5

Delivery Address:
595 HOWE STREET, 10TH FLOOR
VANCOUVER BC V6C 2T5

RECORDS OFFICE INFORMATION

Mailing Address:
595 HOWE STREET, 10TH FLOOR
VANCOUVER BC V6C 2T5

Delivery Address:
595 HOWE STREET, 10TH FLOOR
VANCOUVER BC V6C 2T5

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
Brown , James Robert

Mailing Address:
PMB339 109B, 5095 NAPILIHAU STREET
LAHAINA HI 96761
UNITED STATES

Delivery Address:
PMB339 109B, 5095 NAPILIHAU STREET
LAHAINA HI 96761
UNITED STATES

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
Brown , Janice

Mailing Address:
4719 CHAPEL ROAD N.W.
CALGARY AB T2L 1A7

Delivery Address:
4719 CHAPEL ROAD N.W.
CALGARY AB T2L 1A7

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
Pescio , Carl

Mailing Address:
2107 SIERRA DRIVE
ELKO NV 89801
UNITED STATES

Delivery Address:
2107 SIERRA DRIVE
ELKO NV 89801
UNITED STATES

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
Cudney , Robert

Mailing Address:
347 BAY STREET, SUITE 301
TORONTO ON M5H 2R7

Delivery Address:
347 BAY STREET, SUITE 301
TORONTO ON M5H 2R7

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value Without Special Rights or Restrictions attached